Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2013
Compensation And Retirement Disclosure [Abstract]
Employee Defined Contribution Plan
13.	EMPLOYEE DEFINED CONTRIBUTION PLAN

Full time employees of the Group in the PRC participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Company has no legal obligation for the benefits beyond the contributions. The total amounts for such employee benefits, which were expensed as incurred, were RMB381.74 million, RMB631.25 million and RMB1.05 billion (US$172.80 million) for the years ended December 31, 2011, 2012 and 2013, respectively.